AMENDMENT TO THE EQUITY ACQUISITION AGREEMENT

This Amendment to the Equity Acquisition Agreement (the “Amendment”) is made as of August 18, 2008 by and among (1) The Billing Resource, d/b/a Integretel, Inc., a California corporation (“TBR”), (2) TBR as the majority shareholder of P1, (3) PaymentOne Corporation, a Delaware corporation (“P1”) and (4) Etelcharge.com, a Nevada  corporation (the “Buyer” and together with TBR and P1, the “Parties”).

RECITALS

A.

TBR, P1 and Buyer are parties to that certain Equity Acquisition Agreement dated June 11, 2008 (the “Agreement”), whereby the P1 would become the wholly-owned subsidiary of Buyer pursuant to an acquisition by Buyer of all of the outstanding equity interests of P1.

B.

Pursuant to the terms of the Agreement, P1 is required to deliver to Buyer evidence of consent by ACI Billing Services Inc. of a change of control (“ACI Consent”) under the contract for the License Agreement dated October 1, 2004 by and between ACI Billing Services, Inc. and P1 (“ACI Agreement”) as a condition to closing.  P1 does not believe that the ACI Consent is necessary under the ACI Agreement, but in an abundance of caution, P1 had agreed to obtain the ACI Consent.  Subject to Buyer’s determination of whether the ACI Consent is necessary, the Parties have agreed to revise the condition in Section 9.1(a)(xii) as provided herein.  Furthermore, the Parties have agreed to amend the Agreement to provide that P1 may not make any payments to ACI, or ACI’s successor, relating to the ACI Consent unless the terms of such payment are acceptable to Buyer.

C.

Pursuant to the terms of the Agreement, TBR is required to deliver the Approval Order executed by the Bankruptcy Court and entered on the docket by the Clerk of the Bankruptcy Court on or before sixty (60) days from June 11, 2008.  In order to allow additional time to obtain the Approval Order, the Parties have agreed to extend the date for satisfaction of such condition as provided herein.

D.

Pursuant to the terms of the Agreement, certain conditions and obligations set forth in Article 9 of the Agreement must be satisfied or waived on or before sixty (60) days from June 11, 2008.  In order to allow additional time to complete the conditions and obligations to closing set forth in Article 9, the Parties have agreed to extend the date for satisfaction or waiver of such conditions and obligations as provided herein.

E.

Pursuant to the terms of Exhibit C to the Agreement, on the Effective Date (as defined in the Agreement), each of Brendan Philbin, Ken Dawson and Don Teague will exchange all of their equity interests in P1 for an aggregate of 642,185 Buyer Shares (as defined in the Agreement).  The Parties have agreed to an alternative formula to determine the number of Buyer Shares to be issued to Messrs. Philbin, Dawson and Teague, as provided herein.

F.

Pursuant to the terms of Exhibit C to the Agreement, on the Effective Date, the P1 options held by persons who are not employees of P1 (the “Non P1 Option Holders”) shall be cancelled on terms reasonably acceptable to Buyer and P1.  Buyer and P1 have agreed to an approximate aggregate amount that Buyer shall pay to all Non P1 Option Holders for the cancellation of the Options (as defined in the Agreement) held by all such Non P1 Option Holders, as provided herein.

G.

Pursuant to the terms of the Agreement, TBR was required to provide the TBR Disclosure Schedule (as defined in the Agreement) simultaneously with the execution of the Agreement.  The Parties have agreed to amend the Agreement to provide that all responses on the TBR Disclosure Schedule shall be “None”.

AGREEMENT

NOW, THEREFORE, taking the foregoing Recitals into account and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.

Section 9.1(a)(xii) of the Agreement is hereby amended and restated in its entirety as follows:

“the ACI Consent or (a) an order of the Bankruptcy Court or any other court of competent jurisdiction providing that the ACI Consent is not necessary under the ACI Agreement or (b) a determination of Buyer that the ACI Consent is not necessary;”

2.

Section 10.1 of the Agreement is hereby amended and restated in its entirety as follows:

“Each Party shall have the right to terminate this Agreement and all its obligations hereunder (other than those specified in Article 14 of this Agreement) if the Approval Order is not obtained on or before 90 days from the date hereof, in which case there shall be no liability to any Party as the result of such termination except to the extent that the Break Fee is earned.”

3.

Section 10.2 of the Agreement is hereby amended and restated in its entirety as follows:

“Except for a termination covered by Section 10.1 hereof, (i) Buyer shall have the right to terminate this Agreement if any of the conditions noted in Sections 9.1(a) or (c) to be satisfied by P1 or TBR have not been satisfied or waived on or before 150 days from signing, provided that such failure was not caused by the Buyer, (ii) P1 shall have the right to terminate this Agreement if any of the conditions noted in Section 9.1(b) to be satisfied by Buyer have not been satisfied on or before 150 days from signing, provided that such failure was not caused by P1 or TBR and (iii) TBR shall have the right to terminate this Agreement if any of the conditions noted in Section 9.1(d) to be satisfied by Buyer have not been satisfied on or before 150 days from signing, provided that such failure was not caused by P1 or TBR.  In case of a termination under this Section 10.2, the Parties reserve all rights, remedies and defenses with respect to any breach of this Agreement by any of the other Parties hereto, provided that no Party shall have any liability under this Section 10.2 if this Agreement is terminated as a result of the failure of the Approval Order to be entered within 90 days.”

4.

Article 13 is hereby amended by inserting the following new Section 13.11 after the end of Section 13.10:

“ACI Consent.  P1 shall not make any payments to ACI, or ACI’s successor, relating to the ACI Consent without Buyer’s consent, which consent shall not be unreasonably withheld.”

5.

The Section of Exhibit C to the Agreement captioned “Private Placement” is amended and restated in its entirety as follows:

“On the Effective Date (but subsequent to the closing of the P1 Equity Purchase), each of Brendan Philbin, Ken Dawson and Don Teague shall exchange all of their equity interests in P1 for the number of newly issued shares of Buyer’s common stock equal to the result of (A) $30,825.00 divided by (B) the opening price of Buyer’s common stock on the Effective Date~~)~~, with such result multiplied by (C) the percentages set forth opposite each such individual’s name set forth below (the “Buyer Shares”):

Brendan Philbin:  42.1%

Ken Dawson:       39.7%

Don Teague:        18.2%

The Buyer Shares shall be fully vested and shall be issued in a private placement by Buyer on the Effective Date rather than under the Plan.”

6.

The last paragraph in Section of Exhibit C to the Agreement captioned “Savings Provision” is amended and restated in its entirety as follows:

“Any P1 options held by a Non P1 Option Holder to be cancelled on terms reasonably acceptable to Buyer and P1.  The Parties agree that the aggregate amount that Buyer shall offer the Non P1 Option Holders for the cancellation of the Options held by all such Non P1 Option Holders shall be approximately $40,000.”

7.

The Agreement is hereby amended to provide that, as of the execution date of the Agreement (June 11, 2008), all responses on the TBR Disclosure Schedule are “None”.

8.

This Amendment represents the complete understanding and agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, either verbal or written, are hereby superseded.

9.

Except as expressly amended hereby, the Agreement remains unchanged and in full force and effect.

10.

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall be deemed one and the same instrument.  Signatures by facsimile or other electronic communication shall be valid for all purposes.

[SIGNATURE PAGE FOLLOWS]

LA1:1167073.3

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

“TBR”

THE BILLING RESOURCE, D/B/A INTEGRETEL,

          INC.

By: ___________________________

Name:

PAUL WEBER

Title:

CHIEF RESTRUCTURING OFFICER

THE BILLING RESOURCE, D/B/A INTEGRETEL,

          INC. AS THE MAJORITY SHAREHOLDER OF             PAYMENTONE CORPORATION

By: ___________________________

Name:

PAUL WEBER

Title:

CHIEF RESTRUCTURING OFFICER

LA1:1167073.3

“P1”

PAYMENTONE CORPORATION

By: ___________________________

Name:

JOSEPH LYNAM

Title:

CHIEF EXECUTIVE OFFICER

LA1:1167073.3

“BUYER”

ETELCHARGE.COM

By: ___________________________

Name:

ROB HOWE

Title:

CHAIRMAN AND CHIEF

EXECUTIVE OFFICER

LA1:1167073.3